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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):        May 28, 1997


                                        BAY MEADOWS OPERATING
CALIFORNIA JOCKEY CLUB                  COMPANY
(Exact name of registrant               (Exact name of registrant
as specified in its charter)            as specified in its charter)

Delaware                                Delaware
(State of Incorporation)                (State of Incorporation)

001-9319                                001-9320
(Commission File Number)                (Commission File Number)

94-0358820                              94-2878485
(IRS Employer Identification            (IRS Employer Identification
Number)                                 Number)

2600 South Delaware Street              2600 South Delaware Street
San Mateo, California  94403            San Mateo, California  94403
(Address of principal                  (Address of principal
executive offices)                      executive offices)

(415) 573-4514                          (415) 573-7223
(Registrant's telephone                 (Registrant's telephone
number, including area code)            number, including area code)

(former name or address,                (former name or address,
if changed since last report)           if changed since last report)

                                 Total Pages 6

                   Index to Exhibits appears on page 4 herein
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Item 5.  Other Events.

         The Boards of Directors of Bay Meadows Operating Company ("Bay Meadows") and California Jockey Club ("Cal Jockey") (collectively, the "Companies") approved an Agreement and Plan of Merger, dated as of February 24, 1997, as amended and restated as of May 28, 1997, (the "Merger Agreement") by and among Patriot American Hospitality, Inc. ("Patriot"), Patriot American Hospitality Partnership, L.P., Cal Jockey and Bay Meadows. The Board of Directors of Bay Meadows approved the Merger Agreement on May 27, 1997. The Board of Directors of Cal Jockey approved the Merger Agreement on May 28, 1997. The Merger Agreement is subject to a number of conditions, including the approval of the stockholders of each of Bay Meadows, Cal Jockey and Patriot. The Companies and Patriot will convene special stockholders meetings on July 1, 1997 (the "Special Meetings") for the purpose of approving the Merger Agreement and the transactions contemplated therein.

         A joint press release issued by Bay Meadows and Cal Jockey announcing the adoption of the Merger Agreement is attached to this Report as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)     The following exhibits are filed as part of this Report:

         2.1 Agreement and Plan of Merger, dated as of February 24, 1997, as amended and restated as of May 28, 1997, by and among Patriot American Hospitality, Inc., Patriot American Hospitality Partnership, L.P., California Jockey Club and Bay Meadows Operating Company (incorporated herein by reference to Annex A to the Joint Proxy Statement/Prospectus included in Part I of the Registration Statement of the Companies on Form S-4 as filed with the Securities and Exchange Commission on May 30, 1997) (File Nos. 333-28085 and 333-28085-01)).

         99.1 Joint Press Release of Bay Meadows Operating Company and California Jockey Club dated June 3, 1997.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




BAY MEADOWS OPERATING COMPANY                      CALIFORNIA JOCKEY CLUB


By:  /s/ F. Jack Liebau                            By:  /s/ Kjell H. Qvale
    --------------------------                         -------------------------
Title:  President and Chief                        Title:  Chairman of the Board
        Executive Officer
Date:   June 5, 1997                               Date:   June 5, 1997



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                                 EXHIBIT INDEX

Exhibits.


         2.1 Agreement and Plan of Merger (incorporated herein by reference to Annex A to the Joint Proxy Statement/Prospectus included in
                 Part I of the Registration Statement of the Companies on Form S-4 as filed with the Securities and Exchange Commission on May 30, 1997) (File Nos. 333-28085 and 333-28085-01)).

        99.1     Joint Press Release.





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                                                                    Exhibit 99.1


Bay Meadows Operating Company and California Jockey Club Announce Date for Stockholders Meetings to Approve Acquisition by Patriot American Hospitality, Inc.; Amendment of Merger Agreement; Clarification of Exchange Ratio

Sources: Bay Meadows Operating Company; California Jockey Club

San Mateo, June 3 -- Bay Meadows Operating Company ("Bay Meadows") and California Jockey Club ("Cal Jockey") (the "Companies") announced that the Companies will convene special meetings of their stockholders on July 1, 1997 (the "Special Meetings") for the purpose of approving an Agreement and Plan of Merger, dated as of February 24, 1997, as amended and restated as of May 28, 1997, (the "Amended Merger Agreement") by and among Patriot American Hospitality, Inc. ("Patriot") (NYSE: PAH), Patriot American Hospitality Partnership, L.P., Cal Jockey and Bay Meadows and the transactions contemplated therein, including the merger of Patriot with and into Cal Jockey (the "Merger"). The Special Meeting of Bay Meadows Stockholders will be held at 9:00 a.m. Pacific time and the Special Meeting of Cal Jockey Stockholders will be held at 10:15 a.m. Pacific time. Both Special Meetings will be held at the Clubhouse of Bay Meadows Racecourse, 2600 South Delaware Street, San Mateo, California. The record date for determining stockholders entitled to vote at
the Special Meetings is May 16, 1997.   Bay Meadows and Cal Jockey mailed the
joint proxy statement/prospectus relating to the Special Meetings and the Merger to their stockholders on June 2, 1997. Shares of Bay Meadows common stock and Cal Jockey common stock are "paired" and are traded as a single unit on the American Stock Exchange (the "AMEX") under the symbol "CJ" (the "Paired Shares").

The Companies also announced the approval of the Amended Merger Agreement by the Boards of Directors of the Companies. The Board of Directors of Bay Meadows approved the Amended Merger Agreement on May 27, 1997. The Board of Directors of Cal Jockey approved the Amended Merger Agreement on May 28, 1997.

The Amended Merger Agreement amends and restates the earlier merger agreement dated as of February 24, 1997 among the same parties (the "February Merger Agreement"). The Amended Merger Agreement provides that, as with the February Merger Agreement, each share of Patriot common stock will be converted into
0.51895 Paired Shares in the Merger (the "Exchange Ratio"), resulting in a relative value ratio of existing Paired Shares to Patriot shares for purposes of the Merger of 1.92697 to 1. Despite certain inaccurate reports to the contrary, the Paired Shares of the Companies are not being exchanged in the Merger. Rather, current holders of the Companies' Paired Shares will own the same number of Paired Shares after the Merger as they did before the Merger, but will hold a lesser percentage of the total number of outstanding Paired Shares than before the Merger because of the issuance of Paired Shares to Patriot stockholders. The Amended Merger Agreement is subject to a number of conditions, including the approvals of the stockholders of each of Bay Meadows, Cal Jockey and Patriot.

In light of the fact that holders of the Companies' Paired Shares have for over six months enjoyed the opportunity to realize more than $33.00 cash per Paired Share by selling their Paired Shares on the AMEX and that the May 28, 1997 closing price on the AMEX was 41 1/2 per
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Paired Share, the Amended Merger Agreement eliminates the February Merger
Agreement's requirement that the Companies commence a tender offer to purchase Paired Shares for $33.00 cash and provides a mechanism to adjust the Exchange Ratio (but only in the event that the average closing price of a share of Patriot common stock over the 20 trading days immediately preceding the third trading day prior to the Special Meetings (the "Patriot Average Trading Price") is less than $17.125) so that the stockholders of the Companies as of the time of the Merger would hold Paired Shares of the post-Merger companies equal in value, as of a date shortly before the Merger, to $33.00 per Paired Share. If the Patriot Average Trading Price is not less than $17.125, the Exchange Ratio will not be adjusted. In addition, the Amended Merger Agreement extends from June 30, 1997 to July 14, 1997 the date on or after which the parties may terminate the Merger Agreement if the conditions to their respective obligations under the Merger Agreement are not satisfied or waived and provides that stockholders of Patriot will not receive any dividend payments prior to the Merger for Patriot earnings for the period after June 30, 1997 and up to the date of the Merger. On June 2, 1997, the closing price of Patriot's common stock on the New York Stock Exchange was $21 1/2. The closing price of Paired Shares as quoted on the AMEX on June 2, 1997 was $40 5/8.

Bay Meadows conducts Thoroughbred racing and operates the Bay Meadows Racecourse in San Mateo, California. Cal Jockey is a qualified real estate investment trust whose principal asset is the Bay Meadows Racetrack and the related properties.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of Section 32E of the Securities and Exchange Act of 1934, as amended, and are subject to the safe harbor created by that section. Readers are cautioned not to place undue reliance on these forward-looking statements and to note that they speak only as of the date
hereof.   Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors including general economic conditions and the nonconsumation of the Merger, among other factors.

CONTACT:    Bay Meadows Operating Company
            F. Jack Liebau, 415/ 573-4505

            California Jockey Club
            Kjell Qvale, 415/776-7700





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